UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2016

Corning Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York		14831
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	607-974-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On May 16, 2016, Corning International, K.K. ("CIKK"), a Japanese subsidiary of Corning Incorporated, reached resolution with the U.S. Department of Justice ("DOJ") regarding the previously reported government investigation into conduct relating to possible antitrust law violations involving certain automotive products. Under the resolution, CIKK entered a plea agreement with the DOJ as of May 16, 2016 and agreed to pay a fine of $66.5 million.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Incorporated

May 16, 2016	By:	/s/ Linda E. Jolly

Name: Linda E. Jolly
Title: Vice President and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Corning International, K.K. Press Release dated May 16, 2016